                                                                  Exhibit 10.13

                             OFFICE BUILDING LEASE
                             1330 BROADWAY BUILDING

This instrument is dated for reference purposes only July 15, 1999.

1.1  Address of Premises:  1330 Broadway
                           Suite 1200
                           Oakland, CA 94612                         (Article 3)

1.2  Parties and Notice Addresses:

          (a)  Landlord:   1330 BROADWAY
                           c/o Zimmerman Investments
                           1330 Broadway, Suite 1050
                           Oakland, CA 94612

          (b)  Tenant:     CYBERGOLD, INC., A CALIFORNIA CORPORATION
                           1330 Broadway, Suite 1200
                           Oakland, CA 94612

                           with a copy to:

                           Kenneth S. Katzoff
                           Katzoff & Riggs
                           3088 Claremont Avenue
                           Berkeley, CA 94705                        (Article 2)

1.3  Rentable Area of Premises:  Approximately 14,247 square feet
                                                                     (Article 3)

1.4  Term:      (a) Commencement Date:  July 15, 1999
                (b) For a term of:  Thirty-Six (36) months           (Article 4)
                (c) Option to Extend for Sixty (60) months          (Article 36)

1.5  Base Rent:           $25,644.60 per month.                      (Article 6)

1.6  Security Deposit:    $20,000.00                                 (Article 7)

1.7  Proportionate Share: 4.86 Percent                               (Article 8)


1.8  Broker:  California Commercial Investments / Len Epstein (Tenant's
              Representative)                                       (Article 31)


1.9  Contents of Lease:   Pages 1 through 30
                          Articles 1 through 36
                          Exhibits: A -- Rules & Regulations
                                    B -- Floor Plan/Construction Obligations
                                    C -- Acknowledgment of Commencement


                                                                  --------------
                                                                  Please Initial

                             OFFICE BUILDING LEASE
                             1330 BROADWAY BUILDING

This instrument is dated for reference purposes only July 15, 1999.

1.1  Address of Premises:  1330 Broadway
                           Suite 1200
                           Oakland, CA 94612                         (Article 3)

1.2  Parties and Notice Addresses:

          (a)  Landlord:   1330 BROADWAY
                           c/o Zimmerman Investments
                           1330 Broadway, Suite 1050
                           Oakland, CA 94612

          (b)  Tenant:     CYBERGOLD, INC., A CALIFORNIA CORPORATION
                           1330 Broadway, Suite 1200
                           Oakland, CA 94612

                           with a copy to:

                           Kenneth S. Katzoff
                           Katzoff & Riggs
                           3088 Claremont Avenue
                           Berkeley, CA 94705                        (Article 2)

1.3  Rentable Area of Premises:  Approximately 14,247 square feet
                                                                     (Article 3)

1.4  Term:      (a) Commencement Date:  July 15, 1999
                (b) For a term of:  Thirty-Six (36) months           (Article 4)
                (c) Option to Extend for Sixty (60) months          (Article 36)

1.5  Base Rent:           $25,644.60 per month.                      (Article 6)

1.6  Security Deposit:    $20,000.00                                 (Article 7)

1.7  Proportionate Share: 4.86 Percent                               (Article 8)

1.8  Broker:  California Commercial Investments / Len Epstein (Tenant's
              Representative)                                       (Article 31)

1.9  Contents of Lease:   Pages 1 through 30
                          Articles 1 through 36
                          Exhibits: A -- Rules & Regulations
                                    B -- Floor Plan/Construction Obligations
                                    C -- Acknowledgment of Commencement


                                                                  --------------
                                                                  Please Initial

2. PARTIES. This lease (the "Lease"), is made by and between the landlord whose name and notice address is specified in Section 1.2(a) (the "Landlord") and the tenant whose name and notice address is specified in Section 1.2(b) (the "Tenant").

3. PREMISES. Landlord leases to Tenant and Tenant hires from Landlord that certain office space (the "Premises") indicated on Exhibit "B", said Premises, being agreed, for the purpose of this Lease, to contain approximately the rentable area specified in Section 1.3 and being situated within the building specified in Section 1.1 which together with all improvements thereon and appurtenances thereto, and the interest of Landlord, if any, in adjacent public streets, is hereinafter referred to as the "Building". Landlord reserves the exclusive right to the use of the exterior walls and exterior portions of the Premises, the area beneath said Premises, and the area above said Premises. The use thereof together with the right to install, maintain, use, repair, and replace pipes, ducts, conduits, wires, and structural elements leading through the Premises serving other parts of the Building are hereby reserved unto Landlord. Such reservation in no way affects maintenance obligations imposed herein.

     As used herein, the term "rentable area" shall mean the following: (i) On a single tenancy floor the area measured to the inside finish of the Building exterior glass (or walls in the case of windowless exterior walls) with no deductions for columns and projections, excluding emergency stairs, elevator shafts and flues, and their enclosing walls, but including restrooms, air conditioning rooms, fan rooms, janitor closets, telephone and electrical and other utility closets, together with any floor penetrations exclusively serving the Premises; (ii) on a multiple tenancy floor, the area measured to the inside finish of the Building exterior glass (or walls in the case of windowless exterior walls), to the corridor side of public corridors and/or other permanent partitions and to the center of partitions which separate the adjoining areas with no deductions for columns and projections or any floor penetrations exclusively serving the Premises, excluding emergency stairs, elevator shafts and flues together with a pro-rata share of Common Facilities situated on such floor. Common Facilities shall include common corridors, restrooms, air conditioning rooms, fan rooms, janitor closets, telephone and electrical and other utility closets and other areas which service exclusively that floor; (iii) Rentable area of the Premises shall also include its allocable share of Building public areas, such being the portion of the first two floors of the Building which be design and configuration are intended for use by all occupants of the Building.

4.   TERM.

     a. Commencement Date. Subject to Section 4.b. hereof, the term of this Lease shall commence on the date specified in Section 1.4(a) hereof (the "Commencement Date") and shall be for the term specified in Section 1.4(b) hereof, plus any partial month at the commencement of the term.

     b. Acknowledgement of Commencement. After delivery of the Premises to Tenant, Tenant shall execute a written acknowledgement of the date of commencement in the form attached hereto as Exhibit "C" and by this reference it shall be incorporated herein. In the event that the date identified as "Term Commencement Date" depicted on Exhibit "C" hereof is different than the date stated in Section 1.4(a) hereof, the Commencement Date of the Lease shall be modified to the date depicted on Exhibit "C".

                                                                  --------------
                                                                  Please Initial

5.   POSSESSION.

     a. If the Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession. Notwithstanding the foregoing, in the event that Landlord is unable to deliver possession of the Premises to Tenant by August 1, 1999, and such delay in delivery is not caused by Tenant, then Tenant may terminate this lease upon written notice to Landlord, provided that such notice is delivered prior to the time that possession of the Premises is delivered to Tenant.

     b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

     c. Health Systems Design Space. The parties hereto acknowledge and agree that a portion of the Premises will continue to be leased from Landlord by, and occupied by, Health Systems Design Corp. ("HSD") until and including October 31, 1999. That portion is identified as "Parcel A" on Exhibit B attached hereto. Tenant shall not be permitted to occupy Parcel A until it is vacated by HSD. Notwithstanding the foregoing, Tenant shall be permitted to share with HSD the occupancy and use of that portion of Parcel A that is identified on Exhibit B as the "Computer Room," subject to all other terms and conditions of this Lease, and subject to a separate agreement between Tenant and HSD as to Tenant's and HSD's operations within the Computer Room. Until HSD vacates Parcel A, Tenant shall provide selected HSD personnel with such access (including keys and/or key cards) as is necessary for such HSD personnel to utilize and occupy Parcel A. Landlord shall deliver possession of Parcel A to Tenant on or before November 1, 1999.

     d. Substituted Premises. Commencing on the Commencement Date, and continuing until such time as HSD vacates Parcel A, Tenant shall be permitted to temporarily occupy and use those certain premises on the Fifth Floor of the Building that are identified on Exhibit B as "Parcel B." Tenant's temporary occupancy of Parcel B shall be subject to all terms and conditions of this Lease that pertain to the Premises. Tenant's occupancy of Parcel B shall terminate, and Tenant shall vacate Parcel B, at such time that Landlord delivers possession of Parcel A to Tenant.

6.   RENT.

     a. Tenant agrees to pay to Landlord as rent, without prior notice or demand, for the Premises the amount specified in Section 1.5, adjusted, in accordance with the terms of the following paragraph, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction, offset, counterclaim, or except as otherwise expressly provided herein notice or demand, in lawful money of the United States of America, at the Office of the Building, or to such other

                                                                  --------------
                                                                  Please Initial
person or at such other place as Landlord may from time to time designate in writing.

     b. Effective as of the first day of the thirteenth (13th) and twenty-fifth (25th) full calendar month of the initial term of this Lease, and effective as of the first day of the thirteenth (13th) full calendar month of the Option Period and each twelve (12) months thereafter, the base monthly rent, exclusive of Tenant's share of Direct Expenses set forth in Article 8, shall be increased by Three Percent (3%).

7.   SECURITY DEPOSIT. Tenant has deposited with Landlord the sum specified in
Section 1.6. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant fails to observe or perform any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum, or for the payment of any amount which Landlord may spend or become obligated to spend, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's failure to observe and perform its obligations under this Lease. If any portion of said deposit is so used or applied, Tenant shall within five (5) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully observe and perform every provision of this Lease to be observed and performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) as follows: (a) if all or a portion of the deposit is reasonably necessary to repair damages or to clean the Premises, within thirty (30) days after the later of: (i) the date Landlord receives possession of the Premises, or (ii) the date of expiration or earlier termination of this Lease, or (b) if Landlord claims the deposit only for the purpose of remedying Tenant's default in the payment of rent, within ten (10) business days after the later of: (i) the date Landlord receives possession of the Premises, or
(ii) the date of expiration or earlier termination of this Lease. Landlord may deduct from the security deposit any amount owing by Tenant with respect to Tenant's share of Direct Expenses applicable to the last year of the Lease term (with such share prorated in the event that the term shall end on other than December 31). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest and thereby be relieved of any obligation to return security deposit to Tenant.

8. OPERATING EXPENSE ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

     Base Year: 1999.

     Comparison Year: Each calendar year of the term and any extension or holding over thereof after the Base Year.

     Direct Expenses: All costs of operation, ownership, repair, maintenance, and replacement as determined by Landlord's standard accounting practices, consistently applied generally among office tenants of the Building, including, but not be limited to: real property taxes and

                                                                  --------------
                                                                  Please Initial
assessments; rent taxes and gross receipt taxes (whether assessed against the Landlord or assessed against lessees and collected by the Landlord, or both); depreciation on equipment, furnishings, fixtures and facilities serving the Building; water and sewer charges; insurance premiums; utilities; costs of maintaining, repairing, augmenting, replacing and re-routing telecommunications cabling and ancillary equipment; janitorial services; security; labor; costs of maintaining and repairing the exterior surfaces and roof of the Building; costs incurred in the management of the Building; if any, air-conditioning and heating; elevator and escalator maintenance and repair, and replacement of components thereof in connection with such maintenance and repair; supplies; materials; equipment; tools; and costs of maintenance, upkeep and repair of all parking areas, storage areas and common areas (including but not limited to lobbies, hallways, restrooms, sidewalks, landscaping and service areas).

     Notwithstanding any other provision of this Article 8, Direct Expenses shall not include:

     (a) Depreciation, interest or amortization on mortgages or ground lease payments.

     (b)  Real estate brokers' leasing commissions.

     (c) Advertising and promotional expenses in connection with procuring tenants.

     (d)  Initial leasehold improvements or alterations to tenant spaces.

     (e) The cost of services directly to and provided for the sole benefit of a specific tenant to the extent fully reimbursed to Landlord by such tenant.

     (f) Costs of any items to the extent Landlord is reimbursed by insurance proceeds. Insurance proceeds shall be excluded from Direct Expense in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Direct Expenses.

     (g) Legal and accounting expenses incurred in connection with procuring tenants for the Building or enforcement of Building leases with a particular tenant (in contrast to costs incurred for the benefit of the tenants in the Building generally).

     (h) Costs associated with the operating of the business of the legal entity which constitutes Landlord as the same is separate and apart from the cost and operation of the Building, including legal entity formation and internal entity accounting and legal matters.

     (i) Any late fees or penalties to the extent a sum of money is paid by Landlord due to Landlord's negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute).

     (j)  Any debt losses, rent losses, or reserves for bad debt.

     (k)  Costs arising from the removal of:

          (1) Hazardous Materials (other than asbestos-containing materials), as defined in Section 10.b., that was installed by Landlord, its agents, or employees and that, at the time of installation, Landlord knew or should have known was Hazardous Materials; or

          (2) any Hazardous Materials (other than asbestos-containing materials) in or about the Premises, Building, or Real Property (including Hazardous Materials in the ground, water or soil) that was not placed in the Premises, Building, or Real Property by Tenant.

                                                                  --------------
                                                                  Please Initial

     (l) Costs associated with the testing for or analysis, handling, removal, treatment, disposal, remediation, or replacement of asbestos or asbestos-containing materials in or about the Premises, Building, or Real Property that was not placed in or brought upon the Premises, Building or Real Property by Tenant, to the extent that Tenant's proportionate share of such costs when combined with items (m)(ii) and (iii) hereinbelow in a given calendar year exceeds three percent (3%) of the rent payable by Tenant for such year.

     (m) Costs of structural or capital improvements unless made by the Landlord to the Building (i) for the purpose of reducing Direct Expenses, (ii) that are required by governmental law, ordinance, regulation or mandate, not applicable to the Building at the time of the original construction, or (iii) for Building security or tenant life safety; provided, however, that Tenant's proportionate share of any costs that are passed through to Tenant per subparts (ii) and (iii) above with respect to a given calendar year shall be limited to three percent (3%) of the rent payable by Tenant for such year.

     (n) All excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord's general or net income (as opposed to rents, receipts, or income attributable to operations at the Building).

     If the Direct Expenses paid or incurred by the Landlord for a Comparison Year are in excess of the Direct Expenses paid or incurred for the Base Year, then the Tenant shall pay the percentage specified in Section 1.7 of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Tenant hereunder. Notwithstanding the foregoing, Tenant's share of any increase in Direct Expenses during any one Comparison Year shall not exceed Seven Percent (7%) of the rent payable by Tenant for such year.

     Starting on the first day of the first Comparison Year, Tenant shall pay to Landlord as additional rent, monthly in advance on the first day of each month one-twelfth (1/12th) of its share of annual Direct Expenses as estimated by Landlord in advance, in good faith, provided, however, until such time as Landlord provides an estimate, payments shall be made in amount of one-twelfth of Tenant's prior year's share of Direct Expense, and further provided, if such estimate when provided shows that in respect of elapsed months of Comparison Year that Tenant has underpaid, Tenant shall pay Landlord the deficiency within ten (10) business days following receipt of the estimate. Annually, as soon as is reasonably possible after the expiration of each Comparison Year, Landlord shall deliver to Tenant comparative statement setting forth (i) the Direct Expenses paid or incurred for such Comparison Year, and (ii) Direct Expenses paid or incurred for the Base Year. If the aggregate amount of payments made by Tenant in any Comparison Year should be less than Tenant's share of Direct Expenses for such year, then Tenant shall pay to Landlord as additional rent within ten (10) days following receipt of comparison statement the amount of such deficiency. If the aggregate amount payments made by Tenant in respect of any Comparison Year of the term should be greater than the Tenant's share of Direct Expenses for such year, then provided Tenant is not in default, the amount of such excess will be applied by Landlord to the next succeeding installments of Tenant's Direct Expenses payments due hereunder; and if there is any such excess for the last year of the term, the amount thereof will be


                                                   ------------------------
                                                        Please Initial
refunded by Landlord to Tenant within ten (10) business days, provided Tenant is not in default under the terms of this Lease. However, at its option, Landlord may bill annually, and in arrears in respect of Direct Expenses. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any amount due in respect of Direct Expenses. Notwithstanding anything contained in this Article, the rent payable by Tenant shall in no event be less than the rent specified in Article 6 hereinabove.

9. USE. Tenant shall use the Premises solely for executive, administrative and marketing offices, for software design, development and engineering (excluding manufacturing), and for the operation of Tenant's electronic commerce Internet site (which shall not include a commercial Internet hardware "co-location" business), and shall not use or suffer the Premises to be used for any other purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other lessees or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit of suffer to be committed any waste in or upon the Premises.

10.  COMPLIANCE WITH LAW.

     a. After the earlier to occur of (i) Tenant's possession of the Premises, or (ii) the Commencement Date, Tenant shall, at its sole cost and expense, comply with all legal and insurance requirements now in force, or which may hereafter be in force, arising from Tenant's use, occupancy or alteration of the Premises, and shall faithfully observe in the use of the Premises all legal and insurance requirements now in force or which may hereafter be in force. The judgment of any Court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such legal requirement pertaining to the Premises, shall be conclusive of that fact as between Landlord and Tenant. The term "legal requirements" includes all federal, state, county and municipal and other governmental statutes, laws, rules, orders, permits, licenses, regulations, ordinances, judgments, decrees, directions and injunctions affecting the Premises or the Building or the use or occupancy thereof, whether now or hereafter enacted or enforced ordinary or extraordinary, foreseen or unforeseen. The term "insurance requirements" includes all requirements imposed by the Insurance Services Office, underwriters, and the like precedent to obtaining and maintaining the insurance specified in Section 17 at the lowest rate applicable to office building use and occupancy. Any work which Tenant is obligated to perform pursuant to this Article may, at Landlord's option, be performed by Landlord for Tenant's account in accordance with the provisions of
Article 11 of this Lease.


                                                   ------------------------
                                                        Please Initial

     b.   Hazardous Materials.

          (i) For purposes hereof, "Hazardous Materials" shall mean any and all flammable explosives, radioactive materials, hazardous waste, toxic substances or related material, including but not limited to those materials and substances defined as "hazardous substances", "hazardous materials", "hazardous wastes" or "toxic substances" in the Environmental Laws. For purposes hereof, "Environmental Laws" shall include the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq.), the Hazardous Materials Transportation Act (39 U.S.C.
Section 1801 et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Clean Water Act (33 U.S.C. Section 1251 et seq.) and the Clean Air Act (42 U.S.C. Section 7401 et seq.), and any other federal, state or local laws, ordinances, rules or regulations and amendments thereto and regulations thereunder now in effect or hereinafter enacted that regulate or protect the ambient air, atmospheric conditions, groundwater, aquifers, surface water, drinking water supplies, land surface or subsurface strata or other environmental conditions.

          (ii) Tenant agrees that during the Term of this Lease Tenant shall not be in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene, soil, water, or environmental conditions on, under or about the Premises or the Building including, but not limited to, the Environmental Laws.

          (iii) Tenant further agrees that during the Term of this Lease, there shall be no use, presence, disposal, storage, generation, release, or threatened release of Hazardous Materials on, from or under the Premises or the Building.

          (iv) Tenant shall, at its sole cost and expense, be responsible for the removal and/or remediation (as set forth below) of all toxic or hazardous materials brought upon, maintained or caused to be brought onto the Building or the Premises by Tenant, its agents, licensees, employees, customers, contractors or invitees. Remediation shall include both structural and non-structural work and encompass inspection, monitoring, testing, contesting, making safe, removing, and otherwise dealing with toxic or hazardous materials. Further, in the event Tenant's generation, transportation, storage, release, disposal or use of Hazardous Materials in, on, under or about the Premises or the Building results in (a) contamination of the Premises, the Building, any soil, subsoil, groundwater, surface water or ambient air, or (b) any loss, injury, damage or contamination of the Premises, the Building or any other property or injury or death to any persons, then Tenant agrees to respond in accordance with the following. Tenant agrees (a) to notify Landlord immediately of any claim of contamination, contamination, release, loss, injury, damage or death or otherwise, (b) after consultation with and approval by Landlord (which approval may be given or withheld in Landlord's sole and unfettered discretion), Tenant shall, at its sole cost and expense, remove, clean up, repair or revitalize, in full compliance with all Environmental Laws, any contamination, loss, injury, damage or other problem, and (c) to indemnify, defend and hold Landlord, its agents, servants and employees, harmless for, from and against all claims, suits, actions, causes of action, costs, professional fees, attorneys' fees, liabilities or obligations arising from or connected with any such contamination or loss, injury or damage or



                                                   ------------------------
                                                        Please Initial
otherwise. The provisions of this Section shall survive termination or expiration of this Lease and shall continue thereafter.

     c. Applicable Codes. Landlord and Tenant acknowledge that certain governmental laws, ordinances, and regulations ("Governmental Codes") presently in effect that would otherwise be applicable to the Building may not in fact apply to the Building because they were not applicable at the time of its original construction; however, to the extent that Governmental Codes are currently applicable to the Building, Landlord represents, to the best of its current actual knowledge, that the Premises are in compliance or that Landlord is in the process of performing compliance work to meet applicable Governmental Codes. Tenant shall not be required to perform any compliance work to meet Governmental Codes generally applicable to the Building (and which are not applicable by reason of Tenant's use, occupancy or alteration of the Premises) that exist as of the Commencement Date.

11. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements (collectively "alterations") to or of the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. The matters to which consent may be arbitrarily withheld include the case of alterations which in Landlord's good faith judgment might (a) affect the Building's utility systems (including sprinkler, electrical, mechanical, telecommunications and plumbing), (b) increase Tenant's utility requirements, (c) cost more than twenty-five thousand dollars ($25,000) in any twelve month period (d) affect fire-retardant materials, or (e) result in legal requirements or insurance requirements not applicable to the Building at the time of its original construction mandating additional alterations to be accomplished in the Premises and/or the Building (as would be the case, for example, when the alteration that Tenant seeks to accomplish would result in a loss of so-called "grandfathering"). If (x) Tenant performs any alterations, whether Landlord consent be required therefor or not, and whether such consent be granted or not, and/or (y) Landlord performs alterations at Tenant's request, and as a result of such alterations legal requirements or insurance requirements not applicable to the Building at the time of its original construction mandate additional alterations (the "Additional Alterations") to be accomplished in the Premises and/or the Building (as would be the case, for example, when the alteration requested by or performed by Tenant result in a loss of so called "grandfathering") then such Additional Alterations, whether ordinary or extraordinary, foreseen or unforeseen, substantial or not substantial, structural or not structural, shall be performed by Landlord at Tenant's sole cost and expense. In the event Landlord consents to the making of alterations to the telecommunications cabling and ancillary equipment between (a) the demarcation point with Tenant's customer provided telecommunications equipment and (b) the demarcation point with the applicable local telephone company, as both demarcation points are defined from time to time by the California Public Utilities Commission and by Landlord (said cabling and ancillary equipment hereinafter referred to as the "Intrabuilding Network Cabling"), said alterations shall be performed by Landlord or a contractor designated by Tenant subject to Landlord's approval, or Landlord's contractor in the case that the Intrabuilding Network Cabling is managed by such contractor, at Tenant's sole cost and expense. In the event Landlord consents to the making of alterations and/or as the case may be Additional



                                                      -------------------------
                                                           Please Initial

Alterations are required, the alterations and Additional Alterations shall be performed by Landlord for Tenant's account pursuant to plans and specifications previously approved by Landlord and Tenant, and Tenant shall pay as additional rent Landlord's cost thereof (including a reasonable charge for Landlord's overhead and profit) prior to commencement of work, provided, however, if cost of work is underestimated, Tenant shall reimburse Landlord a balancing amount within ten (10) days following billing. The charge to Tenant shall include plan preparation and all other costs incurred by Landlord prepatory to performing the work of alteration, and whether approved plans are achieved or not. Any alterations to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. However, Tenant shall ascertain from Landlord at least thirty (30) days prior to the expiration or sooner termination of the term hereof, whether Landlord desires the Premises, or any part thereof, restored to its condition prior to the making of alterations, and if Landlord shall so desire, then Landlord, during the final thirty (30) days of the Lease term, or at Landlord option, after expiration of Lease term may remove any alterations, additions or improvements made by or on behalf of Tenant, designated by Landlord to be removed, and restore the Premises or the designated portions thereof as the case may be, to its original condition and Tenant shall reimburse Landlord for all reasonable costs incurred within ten (10) business days following billing. All damage caused by the removal of trade fixtures, signs and other personal property that Tenant is permitted to remove under the terms of this Lease shall be repaired by Landlord, and Tenant shall reimburse Landlord all costs incurred within ten (10) business days following billing.

      Notwithstanding the foregoing, Landlord's prior consent shall not be required for routine telecommunications wiring that can be accommodated through and does not overburden the existing raceway distribution system, that does not displace, disrupt or interfere with any other tenant's wiring, and that is performed wholly within the Premises.

12.   REPAIRS.

      a. Except as provided by Exhibit B to this Lease, Tenant shall accept the Premises in "as is" condition as of the date of execution of this Lease. Tenant agrees that the Premises in such condition are in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage covered by Landlord's fire and extended coverage policy and ordinary wear and tear excepted, and upon the expiration or sooner termination of this Lease shall surrender the Premises to the Landlord in good condition, damage covered by Landlord's fire and extended coverage policy and ordinary wear and tear excepted. Further, Tenant shall pay to Landlord the cost of repairing or replacing any interior or exterior glass panels caused in part or in whole by the act of Tenant, its agents, servants, employees or invitees. Except as specifically provided in Exhibit B to this Lease, Landlord has no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.


                                                   ------------------------
                                                        Please Initial

     b. Notwithstanding the provisions of Section 12.a. hereinabove, Landlord shall repair and maintain the roof, foundation, structural portions of the Building, the Intrabuilding Network Cabling furnished by Landlord, and the basic plumbing, air conditioning, heating, elevators and electrical systems, installed or furnished by Landlord for the Building, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect inclusive of Civil Code Sections 1941 and 1942 with respect to Landlord's repair duties and Tenant's right to repair. Notwithstanding anything in this Lease to the contrary, Landlord shall not in any way be liable to Tenant for failure to maintain or repair are herein specifically required of its unless Tenant has previously notified Landlord (notice shall comply with requirements of Section 30(3) of this Lease) of the need for such maintenance and repairs and Landlord has failed to commence and complete such repairs within a reasonable period of time following receipt of such notice, provided, however, any residual liability of Landlord shall nonetheless be subject to the provisions of Article 16 of this Lease.

13. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant.

14. ASSIGNMENT AND SUBLETTING. The terms "Transfer of the Premises" or "Transfer" as used herein shall include any assignment of all or any part of this Lease (including assignment by operation of law), subletting of all or any part of the Premises or transfer of possession, or right of possession or contingent right of possession of the Premises including without limitation, concession, mortgage, hypothecation, agency, franchise, or management agreement, or to suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises or any portion thereof. If Tenant is a corporation which is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty percent (20%) shall be deemed a Transfer of the Premises. Tenant shall not Transfer the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, provided, however, Landlord may arbitrarily withhold consent to a sublease of less than the entire Premises. Any Transfer without such consent shall at the option of the Landlord be void, and/or shall constitute a default under this Lease. In the event of a Transfer, the following shall apply: on a monthly basis, any sums of money, or other economic consideration received by Tenant from the transferee in such month (whether or not for a period longer than one month), including higher rent, bonuses, key money, or the like (after deducting reasonable costs of leasing commissions and tenant improvements directly related to, and spent by Tenant with respect to, the Transfer of the Premises) which exceed, in the aggregate, the total sums which Tenant pays Landlord under this Lease in such month, or the prorated portion thereof if the Premises transferred is less than the entire Premises, shall be payable fifty percent (50%) to Landlord and fifty percent (50%) to Tenant, and Landlord's share shall be paid with Tenant's payment of monthly rent. Tenant shall reimburse Landlord as additional rent for Landlord's reasonable costs and attorney's fees incurred in conjunction with the processing and documentation of any proposed Transfer of the Premises, whether or not consent is granted.

     Upon receiving request from Tenant for consent to a proposed Transfer (the "Request for Consent"), but excluding a request for a sublease of less than thirty-five percent (35%) of the area of the Premises, Landlord may, at its sole option, elect to terminate this Lease by giving written notice to Tenant ("Transfer Termination Notice") within thirty (30) days following receipt of the Request for Consent in which event this Lease shall terminate as to all obligations thereafter accruing on the date specified in Landlord's notice which in no event shall be later than one hundred twenty (120) days thereafter unless within ten (10) days after the effective date of the Transfer Termination Notice, Tenant by written notice to Landlord withdraws the Request for Consent. The purpose of this paragraph is (x) to permit Landlord, at its option, to terminate this Lease and relieve Tenant of continuing liability in event of a proposed Transfer (y) to allow Landlord to select who will be the next occupant of the Premises, and (z) to allocate to Landlord the opportunity to profit from appreciation of rental if there has been an increase of rental value of Premises. The parties acknowledge that Tenant has received consideration from Landlord for the right of Landlord specified in this Section and the Tenant acknowledges and agrees that Landlord would not have entered into the Lease absent this right agreed to by Tenant herein. Tenant agrees that it has entered into the Lease for the purpose of using the Premises for its own purposes, so that if it no longer needs them it is reasonable for the Landlord at its option to either (a) act reasonably on conveyance thereof to another or
(b) terminate the Lease. Tenant further acknowledges that Landlord right of termination as aforesaid is in lieu of a Landlord right to participate in profit (if any) resultant from a Transfer and Tenant prefers the termination right as it relieves Tenant of continuing lease liability. Tenant waives the provisions of Civil Code Section 1995.310 with respect to remedies available to Tenant should Landlord fail to consent to a Transfer of the Premises.

     If Landlord consents to a Transfer, the following conditions shall apply:
(a) No Transfer shall relieve Tenant of its primary obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer of the Premises. A consent to one Transfer of the Premises shall not be deemed to be a consent to any subsequent Transfer of the Premises. If Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against the transferor (or if there be more than one Transfer of the Premises each transferor) without necessity of exhausting remedies against Tenant. Landlord may consent to subsequent Transfers of this Lease or amendments or modifications to this Lease with transferees, without notifying transferor (or if there be more than one Transfer of the Premises each transferor) and without obtaining its or their consent thereto and such action shall not relieve any transferor of liability under this Lease as amended. (b) If the Landlord consents to a sublease, such sublease shall not extend beyond the expiration of the term of this Lease. (c) No Transfer shall be valid and no transferee shall take possession of the Premises or any part thereof unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord a duly executed duplicate original of the Transfer instrument satisfactory to Landlord which provides that (i) the transferee assumes Tenant's obligations for the payment of rent and for the full and faithful observation and performance of the covenants, terms and conditions contained herein, (ii) if a sublease, such transferee will, at Landlord's election, attorn directly to Landlord in the event Tenant's Lease is terminated for any reason on the terms set forth in the instrument of transfer (limited in all events to the terms of this Lease).

     Notwithstanding the foregoing provisions of this Article 14, Tenant may assign the Premises, or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the stock or assets of Tenant as a going concern of the business that is being conducted consistent with the use provisions of Section 9 above, provided that such action shall not release any transferor of liability under this Lease, and said assignee assumes in writing, in full, the obligations of Tenant under this Lease (hereafter each a "Permitted Transfer".) Said written assumption of obligations shall be delivered to Landlord within five (5) business days of any assignment occurring under this paragraph. In addition, any sale or transfer of the capital stock of Tenant shall be deemed a Permitted Transfer, and shall not affect this Lease, if (1) such sale or transfer occurs in connection with any bona fide financing or capitalization for the benefit of Tenant as a going concern of the business that is being conducted on the Premises, or (2) Tenant becomes a publicly traded corporation, or (3) such sale or transfer is made to any publicly traded corporation as a going concern of the business that is being conducted on the Premises.

15. HOLD HARMLESS. Articles 15 and 16 are written and agreed to in respect of the intent of the parties to assign the risk of loss whether resulting from negligence of the parties (whether active or passive) or otherwise, to the party who may cover the risk of such loss with insurance. Landlord shall not be liable for, and Tenant shall indemnify, defend and hold Landlord harmless from, any claim, demand, liability, judgment, award, fine, mechanics lien, or other lien, loss, damage, expense, charge, or cost of any kind or character
(including reasonable attorney's fees, costs of suit, investigation costs, and discovery costs, including costs of appeal) arising directly or indirectly from
(a) any labor dispute involving Tenant or its contractors and agents or (b) the construction, repair, alteration, improvement, use, occupancy, or enjoyment of the Premises or any other portion of the Building by Tenant, Tenant's assignees, and/or subtenants and their respective contractors, agents, licensees, or invitees (including alterations approved of by Landlord), or (c) any breach in the performance of any obligation on Tenant's part to be performed under this Lease or (d) loss or impairment of services (including telephone services) which the Intrabuilding Network Cabling (as defined in
Section 11 above) are intended to provide to the Premises or (e) injuries to and/or death of persons and damages to property occurring on or about the Premises (hereinafter collectively "Claims") including without limitation Claims caused by the negligence (whether active or passive) of Landlord or that of its officers, directors, employees, partners and agents, provided, however, Tenant shall have no obligation to indemnify or defend and indemnify Landlord from Claims caused by the indemnitee's gross negligence, deliberate misconduct or criminal act. In the event any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant, upon Landlord's request will at Tenant's expense resist and defend such action, suit or proceeding, or cause the same to be resisted by counsel reasonably acceptable to Landlord.

      Tenant releases Landlord, Landlord's authorized representatives and Landlord's insurance designee, if any, from any claims for damage to any person or to the Premises and the building and other improvements in which the Premises are located, and to the fixtures, Tenant's personal property, and improvements and alterations of Tenant, in or on the Premises and the building and other improvements in which the Premises are located, including loss of income, business or rents, that are caused by or result from loss or impairment of services (including telephone services) which the Intrabuilding Network Cabling (as defined in Section 11 above) is intended to provide, including that no such loss or impairment shall give rise to a Tenant claim for constructive eviction or rental abatement. The change at any time of the character of Intrabuilding Network Cabling service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

      Wherever in Articles 15 and 16 the term Landlord is used and Landlord is to receive the benefit of a provision contained, such term shall refer not only to Landlord but also to its officers, directors, employees, partners and agents, and if written notice be given to Tenant thereof others in interest, such as without limitation any ground lessor, lender, or property manager (including any employees thereof).

      Notwithstanding the foregoing, Tenant shall not be required to hold Landlord harmless from, or indemnify Landlord against, claims that are asserted by employees of Health Systems Design Corp. ("HSD"), or by HSD, arising out of HSD's use and occupancy of Parcel A as defined in Section 5.c. hereof, except to the extent that such claims arise from the gross negligence or willful misconduct of Tenant.

16. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, business interruption and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

17. TENANT INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force starting on the date it initially takes occupancy of the Premises and continuing throughout the term of this Lease a policy of: (a) combined single limit, bodily injury and property damage liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, the limits of which shall not be less than one million dollars ($1,000,000) per occurrence,
(b) all risk property insurance including without limitation fire, theft, sprinkler damage and malicious mischief covering all of Tenant's property from time to time on or about the Premises in amount of not less than ninety (90%) of its replacement cost with a deductible not in excess of $500.00, and (c) business interruption insurance covering all loss and damage which Tenant may suffer by reason of (i) the use of the Premises being lost or impaired by reason of a fire, casualty or any of the other perils insurable under a policy of all risk property insurance affecting the Premises or other portion of the Building, or (ii) loss or impairment of services (including telephone services) which the Intrabuilding Network Cabling (as defined in Section 11 above) is intended to provide. The limit of said liability insurance shall not limit the liability of the Tenant hereunder. Each liability policy shall contain cross liability endorsements and shall insure performance by the Tenant of the indemnity provisions of this Lease. Tenant may carry any of said insurance under a blanket policy, providing Landlord's rights hereunder are not diminished. If Tenant shall fail to procure and maintain any of said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. All insurance required hereunder, shall be in companies rated A/VIII or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of all insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. All policies shall provide that Landlord be notified in writing by the insurer at least twenty (20) days prior to any cancellation or expiration of such policy, or in the amounts of insurance carried.

18. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder beyond any applicable cure period, Landlord agrees to furnish to the Premises during the hours of 6:00 a.m. to 6:00 p.m. Monday through Friday (excluding holidays) and 8:30 a.m. to 2:30 p.m. Saturday ("Building Hours"), and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting, personal computers, printers, fax machines and copy machines typically used in a professional office of the same size as the Premises, and fractional horsepower office machines, heat and air conditioning required in Landlord's good faith judgment for the comfortable use and occupation of the Premises, and janitorial service. Janitorial service shall be provided to the Premises five (5) days per week, excluding holidays, and excluding those portions of the Premises as to which access is prevented by Tenant (e.g., Tenant's vaults or the special security areas designated by Tenant (such vault and security areas to be approved by Landlord so as to not interfere with Landlord's access to the Building structure or utility systems)) During the term of this Lease, Landlord shall maintain the quality of said janitorial service that is in effect as of the Commencement Date. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be in default hereunder, or be liable for any damages directly or indirectly resulting from, and Tenant shall not be entitled to, any reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property or consequential damages, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature, or if Premises alterations (whether consented to or performed by Landlord or not) adversely affect Premises heating or cooling, Landlord reserves the right to install supplementary climate control equipment and/or rebalance and the cost thereof, including operation and maintenance shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall, at its sole cost and expense, provide, install (subject to the provisions of Article 11), operate, maintain and repair Movin-Cool (or equivalent) air conditioning units to the computer room. Tenant shall pay Landlord, as additional monthly rent, Landlord's cost of all electric current consumed for such use. Provided Tenant is not in default hereunder, if Tenant shall require heating or air conditioning within the Premises during any times other than Building Hours or days, Tenant shall notify Landlord in advance (no later than 24 business hours prior) of its request for overtime heating or air conditioning, and Tenant shall pay Landlord upon demand the amount of fifteen dollars ($15.00) per hour (or Landlord's actual cost, whichever is less) for fans only, and seventy-five dollars ($75.00) per hour (or Landlord's actual cost, whichever is less) for heating or air conditioning within the Premises. Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with any electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which shall not be unreasonably withheld or delayed, to the use thereof, and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use, or may establish usage calculations by means of a consultant selected by Landlord. The cost of any such consultants, or of any such meters and of installation, maintenance and repair thereof, and the cost to provide and install additional electrical equipment and/or to modify the existing electrical system shall be at Tenant's sole cost and expense; and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters and/or consultants, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. Tenant shall have access to one or more of the existing 208-volt receptacles located within the Premises for Tenant's uninterrupted power supply as may be required for Tenant's use, subject to Tenant's payment to Landlord, as additional monthly rent, for all electric current consumed from said receptacles in excess of that usually consumed by 120-volt general office machines.

19. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

20.  RULES AND REGULATIONS.   Tenant shall faithfully observe and comply with
the rules and regulations (including modifications thereof) that Landlord shall from time to time promulgate generally as to all tenants of the Building. Additions and modifications to rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenant or occupants. In the event of a conflict between the terms of this Lease and the rules and regulations, the terms of this Lease shall prevail.

21. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or earlier termination of the term hereof, with the express written consent of Landlord (which may be arbitrarily withheld) as evidenced by acceptance of rent, such occupancy shall be a tenancy from month to month at a rent in the amount of one hundred twenty-five percent (125%) of the last monthly rent (inclusive of Direct Expenses), plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

22.  ENTRY OF LANDLORD.

     a.   Entry.    Without abatement of rent Landlord reserves and shall at
any and all times have the right (a) to enter the Premises, inspect the same, supply janitorial services and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or lessees, to post notices of non-responsibility, and to improve, maintain and repair the Premises (inclusive of any work mandated by the government) and (b) alter (including reconfiguration of common area), improve and repair (inclusive of any work mandated by the government) any portion of the Building that Landlord may deem necessary or desirable, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that Landlord shall endeavor not to unreasonably interfere with the business of the Tenant. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry by Landlord for the purposes set forth in this Article by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Except as provided in Article 23 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein.

     b.   Restrictions on Entry.   To the extent reasonably practicable,
Landlord shall exercise its rights under this Article 22 at such times and in such a manner as to minimize the impact on Tenant's business in and occupancy of the Premises. Except in an emergency, or where directed by governmental authority, or when accompanied by an authorized representative of Tenant,

Landlord shall not enter Tenant's vaults or the special security areas designated by Tenant (such vault and security areas to be approved by Landlord so as to not interfere with Landlord's access to the Building structure or utility systems).

        c. Method of Entry. For entry as permitted by this Article 22, Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes, and special security areas designated by Tenant (such vault and security ares to be approved by Landlord so as to not interfere with Landlord's access to the Building structure or utility systems). In an emergency situation, or where directed by governmental authority, Landlord shall have the right to use any means that Landlord considers proper to open the doors in and to the Premises. Any such entry into the Premises shall not be considered a forcible or unlawful entry into, or a detainer of, the Premises or an actual or constructive eviction of Tenant from any portion of the Premises.

        d.  Emergency Entry. Notwithstanding any other provision of this
Article 22, Landlord and Landlord's agents may enter the Premises without any advance notice when necessary to address emergency situations, or where directed by governmental authority. For purposes of this Article, an emergency situation is one that Landlord reasonably believes poses a threat of imminent bodily harm, property damage, property loss, or disruption or loss of electrical or telecommunications services. If Landlord makes an emergency or government-directed entry onto the Premises when no authorized representative of Tenant is present, Landlord shall provide telephone notice (unless prohibited by governmental mandate or restriction) to Tenant as soon as reasonably possible within four (4) hours after entry (provided telephone service has not been impaired) after that entry and shall take reasonable steps to secure the Premises until a representative of Tenant arrives at the Premises.

        e. Janitorial Entry. Landlord shall provide Tenant from time to time of janitorial personnel who are authorized to perform janitorial work within the Premises. Tenant shall provide a card key for each such authorized janitorial worker, which cards shall be used to access those areas of the Premises that are to be cleaned.

23. RECONSTRUCTION. In the event the Premises or the portion of the Building necessary for Tenant's occupancy are damaged by fire or other perils, provided that insurance proceeds sufficient to pay the cost of restoration of damage will be available, Landlord agrees to forthwith repair the same subject to the provisions of this Article hereinafter set forth; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon that fraction, numerator of which is the area of Premises damaged and the denominator of which is the size of the Premises, provided however, if the damage is due to the fault or neglect of Tenant or its employees, reduction of rent shall be limited to the amount of any lost rents insurance applicable to the Premises and collected by Landlord.

        If the Premises are not restored within one hundred twenty (120) days after the date of casualty, Tenant shall have the right, upon written notice to Landlord, to immediately terminate this Lease, provided that such notice is delivered to Landlord prior to the date upon which restoration of the Premises is completed.

     If, in Landlord's good faith opinion, (a) such repairs cannot be made within ninety (90) days or (b) insurance proceeds sufficient to pay for such work are not reasonably available, Landlord may elect, upon notice to Tenant within sixty (60) days after the date of such fire or other casualty, to repair or restore such damage, in which event this Lease shall continue in full force and effect, but the rent shall be partially abated as hereinafter in this Section provided. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty. Tenant waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired. In the event the Premises or the Building is destroyed to the extent of not less than ten percent (10%) of replacement cost thereof, Landlord may elect to terminate the Lease, whether the Premises be injured or not. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

24.  DEFAULT.

     a. Tenant Default. As used in this Lease, the term "rent" means all sums required to be paid by Tenant to Landlord under the terms of this Lease, whether denominated as rent or not. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

          (i)   The vacating or abandonment of the Premises by Tenant.

          (ii) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder within five (5) business days of when due.

          (iii) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 24.a.(ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (iv) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

            (v) The default by Tenant, (or if Tenant be more than one, any party named as Tenant) or by any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with Tenant (or if Tenant be more than one, any thereof) under any other lease (including any lease which has terminated or is to terminate in connection with Tenant's occupancy of the Premises) with Landlord, or with any person or entity which is affiliated with Landlord or which, directly or indirectly, controls, is controlled by or is under common control with Landlord, or which is managed by the managing agent utilized by Landlord for the Building.

      b. Landlord Default. Landlord's failure to perform any of its obligations under this Lease shall constitute a default by Landlord under the Lease if the failure continues for thirty (30) days after written notice of the failure from Tenant to Landlord. Notwithstanding the foregoing, if the required performance cannot reasonably be completed within thirty (30) days Landlord's failure to perform shall not constitute a default under the Lease if Landlord undertakes to cure the failure within thirty (30) days and diligently and continuously attempts to complete this cure as soon as reasonably possible.

      c. Rent Abatement. If it is commercially unreasonable for Tenant to use, and Tenant does not use, all or part of the Premises (the "Affected Area") as a result of an Abatement Event, as defined in subsection 24d, then effective as of the date upon which Tenant delivers to Landlord a notice notifying Landlord of the Abatement Event and of Tenant's having ceased using the Affected Area (the "Abatement Event Notice"), the Rent payable under this Lease shall be abated or reduced on a daily basis for such time that Tenant, because of such Abatement Event, continues to be prevented from using, and does not use, the Affected Area, in the proportion that the Rentable Area of the Affected Area bears to the total Rentable Area of the Premises, except as otherwise provided in subsection 24d. Such abatement or reduction shall cease as of the day after the date upon which the Abatement Event is cured.

      d.    Abatement Event. An "Abatement Event" is:

            (i) Landlord's performance of or failure to perform any repair, maintenance, or alteration that renders all or a portion of the Premises untenantable, except where such repair, maintenance or alteration arises from
(A) the restoration of the Premises or Building as provided in Section 23, or
(B) Tenant's negligence or intentional tort;

            (ii) Any failure of or interruption in utilities or services required, pursuant to section 18 above, to be supplied by Landlord to the Premises; except if such failure is caused by (A) Tenant's use of the utilities in excess of that permitted under this Lease, or (B) Tenant's negligence or intentional tort;

            (iii) Any failure of Landlord to provide Tenant with access to the Premises; except where such failure arises out of (A) an event of Tenant's default specified in Section 24 of the Lease, (B) Tenant's negligence or intentional tort; or

          (iv) Tenant is prohibited from occupying the Premises or Building by governmental mandate for health and/or safety reasons not arising from Tenant's negligence or intentional tort.

     (e) Termination. If it is commercially unreasonable for Tenant to use, and Tenant does not use, the Premises, as a result of an Abatement Event, for one hundred twenty (120) days after Landlord's receipt of an Abatement Event Notice, Tenant may terminate this Lease, by giving written notice (the "Termination Notice") to Landlord (such notice to be delivered prior to the earlier of: (i) the date upon which the Abatement Event is cured, or (ii) the date upon which Tenant re-occupies the Affected Area). In the event that Tenant chooses to so terminate, it may at its option, which option shall be specified in the Termination Notice, terminate as to either one of the following:

          (i) The Affected Area, in which event the Rent payable by Tenant shall be adjusted accordingly and the parties shall amend this Lease to reflect the adjusted Base Rent; the adjusted Tenant's Proportionate Share; and the adjusted Rentable Area of; or

          (ii) The entire Premises.

     The Termination Notice shall specify a date upon which the termination of the Lease, as to the Affected Area or the entire Premises, shall be effective, which date shall be not later than sixty (60) days after the date upon which the Termination Notice is received by Landlord.

     f. Conflicts. Subsections 24a-f shall control over any contrary provision of this Lease, except Sections 15 ("Hold Harmless"), 23
("Reconstruction"), 30(14) ("Limitation Upon Landlord") and 30(21) ("Mortgagee Protection").

25. REMEDIES IN DEFAULT. In the event of Tenant default, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default:

     a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant (a) the worth at the time of the award of the unpaid rent which had been earned at the time of such termination; (b) the worth at the time of award of amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the rate of ten percent (10%) per annum, or, if a higher rate is legally permissible, at the highest rate legally permitted. The "worth at the time of award" of the amount referred to in clause
(c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Damages recoverable by Landlord shall include, but not limited to, expenses of reletting, including necessary renovation and alteration of the Premises, any real estate commission actually paid, and that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease.

     b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

     c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

     d. Tenant waives any right of redemption or reinstatement of Lease under any present or future case law or statutory provision (including Code of Civil Procedures Sections 473 and 1179, and Civil Code Section 3275) in the event Tenant is dispossessed from the Premises for any reason. This waiver applies to future statutes enacted in addition or in substitution to this statute specified herein.

     e. If the Tenant shall fail to pay any sum of money, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall have become an event of default as provided herein, the Landlord may, but shall not be obligated to do so, and without waiving or releasing the Tenant from any such obligation, make such payment or perform any such other act on the Tenant's part to be made or performed as provided herein. All sums so paid by the Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to the Landlord immediately.

     f. Notwithstanding anything to the contrary in this Section 25, in the event that Tenant is in default and the Premises are vacated or abandoned by Tenant, Landlord shall act commercially reasonably with respect to efforts to re-lease the Premises.

26. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rent thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided. Tenant waives the provisions of Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises by condemnation.


                                                               --------------
                                                               Please Initial

27. OFFSET STATEMENT AND FINANCE. Tenant shall at any time and from time to time within ten (10) days following notice from Landlord execute, acknowledge, and deliver to Landlord a certificate certifying that (a) this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (b) the date to which the rent and other sums payable hereunder have been paid, (c) that there are no uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (d) such other matters as may be reasonably requested by Landlord. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building. If Landlord desires to finance or refinance the Premises or the Building, or any part thereof, Tenant shall deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender.

28. PARKING. Tenant is authorized in common with others authorized by Landlord to use the parking facilities of the Building, if any, subject to the monthly parking rates, rules and regulations, and any other charges of Landlord, or any operator for such parking facilities which may be established or altered by Landlord or the operator at any time or from time to time during the term hereof.

29. AUTHORITY OF PARTIES. The individual(s) executing this Lease on behalf of Tenant warrant that each has been duly authorized to execute and deliver this Lease on behalf of and by Tenant and that by delivery hereof each warrants that execution by no other signatory is necessary to bind Tenant and that each will indemnify and defend Landlord from any claim to the contrary, or loss suffered by reason thereof.

30.  GENERAL PROVISIONS.

     (1) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

     (2) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

     (3) Notices. All notices and demands, requests, consents, approvals, authorizations, offers, appointments or designations under this Lease by either party to the other (collectively "notices") shall be given in writing, (1) personally to an officer or director of such party, (2) by depositing same in the United States mail, postage prepaid, certified mail, return receipt requested or (3) by reputable air courier service which provides written evidence of delivery, directed to the addresses for the parties as specified herein, or at such other place as either party may from time to time designate in a notice to the other party. Notices shall be deemed effective (a) upon receipt if personally delivered; (b) seventy-two (72) hours after properly deposited in the United States mail if sent by certified mail; and (c) twenty-four (24) hours after delivery to a courier service if


                                                               --------------
                                                               Please Initial
the notice is by air courier service. Initial notices addresses are as specified in Section 1.2.

     (4) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

     (5) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (6)  Time. Time is of the essence of this Lease.

     (7) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     (8)  Recordation. Tenant shall not record this Lease.

     (9) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to (a) all the provisions of this Lease, and (b) the effect of any covenants, conditions, restrictions, easements, mortgages, deeds of trust, under leases, ground leases, and any other matters or documents of record or of which Tenant has knowledge.

     (10) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant.

     (11) Prior Arrangements. This Lease contains all of the agreements of the parties hereto with respect to any matters covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. Landlord has made no representations inclusive of those concerning (a) the condition of the Premises or the Building or (b) their compliance with governmental requirements except, if at all as stated in this Lease. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     (12) Inability to Perform. Except as provided in Article 5 above, this Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, work required by the government, insurers and/or lenders, or any other cause beyond the reasonable control of the Landlord.

     (13) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party


                                                               --------------
                                                               Please Initial
shall be entitled to have and recover reasonable attorney's fees, costs of suit, investigation costs and discovery costs, including costs of appeal.

     (14) Limitation Upon Landlord. If during the term of this Lease, Landlord shall sell or assign its interest in the Building, or the Premises, then from and after the effective date of sale, Landlord shall be released and discharged from any and all obligations and responsibilities under this Lease. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgement against Landlord, the judgement shall be satisfied only out of the proceeds of sale received on execution of the judgement and levy against the right, title and interest of the Landlord in the Building, and out of the rent or other income from such real property receivable from the Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Building. Neither the Landlord nor any of the partners comprising the partnership designated as Landlord (if Landlord is a partnership) or any of the co-tenants (if Landlord be a tenancy in common) or the officers or directors thereof (if Landlord be a corporation) shall be personally liable for any deficiency.

     (15) Subordination, Attornment. This Lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust, ground lease or any other hypothecation for security now or hereafter placed upon the Building, and to all advances made on the security therefor and to all renewals, modifications, consolidations, replacements and extensions thereof. However, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof. Tenant shall attorn to any purchaser at any judicial foreclosure sale, or non-judicial trustee's sale, or to any grantee or transferee designated in any Deed given in lieu of foreclosure upon request of such purchaser or transferee.

     (16) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

     (17) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     (18) Cumulative Remedies. The various rights, options, election powers, and remedies of Landlord contained in this Lease shall be construed as cumulative and no one of them exclusive of any others or of any legal or other remedy which Landlord might otherwise have in the event of breach of default, and the exercise of one right or remedy by Landlord shall not in any way impair its right to any other right or remedy.

     (19) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.


                                                                  --------------
                                                                  Please Initial

     (20) Signs and Auctions. Tenant shall not place or suffer to be placed or maintained on the Premises or the Building any interior or exterior sign, advertisement, decoration, marquee or window covering or awning that is visible from the exterior of the Premises without the prior written consent of Landlord which Landlord reserves the right to withhold in its sole judgment. Use of Premises for auctions is prohibited.

     (21) Mortgagee Protection. Tenant agrees to give any Mortgagee(s) and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Lease, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, and Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

     (22) Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount of rent than due, shall be deemed to be other than on account of the earliest due rent, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or payment or pursue any other remedy.

     (23) Interest. In the event any rent is not paid promptly when due, such rent shall bear interest at the rate of ten percent (10%) per annum.

     (24) Lease to be Signed. The preparation and submission of a draft or execution copies of this Lease by either party to the other shall not constitute an offer nor shall either party be bound to any of the terms of this Lease or the entirety of the Lease itself until both parties have fully executed a final document and an original signature document has been received by both parties. Until such time as described in the previous sentence, either party is free to terminate any agreements (whether in writing or oral) with no obligation to the other.

     (25) Survival. All Tenant obligations (including without limitation liability to (a) indemnify and defend Landlord in respect of events occurring during the Lease term, (b) make payments to Landlord in respect of accrued charges (including those which have not yet been billed) and (c) to make repairs (inclusive of those relating to return of Premises to Landlord) which are accrued at the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease, provided however, following return of Premises to Landlord, Landlord may perform



                                                                  --------------
                                                                  Please Initial
accrued but undischarged Tenant obligations and Tenant will reimburse Landlord for all costs in good faith incurred.

31. BROKERS. Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease excepting only the broker named in Section 1.8, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. In the event any claim is made for brokerage commissions, finder's fees or similar compensation by any person or entity other than the broker named in Section 1.8 as the result of acts or action of Tenant, Tenant hereby agrees to, and shall indemnify and hold Landlord harmless for, from and against all such claims, including costs, expenses and attorneys fees incurred by Lessor in connection with any such claim.

32.  INTENTIONALLY OMITTED.

33. EARLY TERMINATION. Tenant shall have the one-time right to terminate this Lease effective at any time between the end of the sixteenth (16th) and the end of the twenty-fourth (24th) full calendar months after the Commencement Date of this Lease (the "Early Termination Date") subject to all of the following conditions:

     a. Tenant shall not have been habitually in default, and shall not have defaulted with respect to any material term or condition of the Lease, and such default is beyond the expiration of any applicable cure period as of the date Tenant exercises said option;

     b. Tenant shall notify Landlord in writing no less than ninety (90) days prior to the Early Termination Date ("Termination Notice");

     c. As of the Early Termination Date, this Lease shall terminate as to all obligations accruing thereafter; and

     d. In the event Tenant does not exercise said right to terminate in the specific manner set forth in this Section 33, then this Lease shall not terminate, and all of Tenant's rights under this Section 33 shall expire and be null and void.

34. RIGHT OF FIRST REFUSAL. In the event that Landlord receives an acceptable bona fide offer from a third party (a "Third Party Offer") to lease space on the thirteenth (13th) or fourteenth (14th) floors of the Building (such space as to which an offer shall have been received being referred to herein as the "Expansion Space"), then Landlord shall notify Tenant in writing (the "Expansion Notice") of the terms of the proposed offer to lease and shall give Tenant the right to lease the Expansion Space on the same terms contained in the proposal. Such right must be exercised by Tenant in writing within five (5) business days following receipt by Tenant of the Expansion Notice, provided that:

     a. If Tenant shall have been in habitual default or shall have defaulted with respect to any material term or condition of the Lease, and such default is beyond the expiration of any applicable cure period as of the date Tenant exercises said option, then this paragraph shall be void and of no further force and effect, and,

     b. The right granted herein is personal to the original Tenant executing this Lease, or to the recipient of a Permitted Transfer, and notwithstanding anything to the contrary in the Lease, the rights contained in this paragraph are not assignable or transferable by such original Tenant, and,

     c. Landlord grants the rights contained in this paragraph in consideration of Tenant's strict compliance with the provisions hereof, including without limitation, the manner of timing and exercise of such right, and,

        d. Tenant shall execute a lease amendment which depicts the same terms contained in the Expansion Notice not later than five (5) business days following its receipt thereof, and,

        e. In the event Tenant does not exercise its right of first refusal or execute a lease amendment within the time period provided hereinabove, then all of Tenant's rights pursuant to this paragraph with respect to the particular Expansion Space shall lapse and forever terminate.

35. OPTION TO EXPAND. Tenant shall have the option to lease the following parcels within the Building, upon the same terms and conditions, including rental rate, that apply to the Premises: (a) Suite 1426 on the 14th Floor, consisting of approximately 6,595 square feet, and/or Suite 1410 on the 14th Floor, consisting of approximately 3,463 square feet, or (b) such parcel of space on the 13th Floor as shall be mutually approved by Landlord and Tenant, or (c) all rentable space on the 13th Floor, consisting of approximately 14,247 square feet (the "Option Space(s)"). Such space as to which Tenant exercises such option shall be referred to herein as the "Option Space." Such right must be exercised by Tenant in a writing delivered to Landlord (the "Option Notice"), and shall be subject to all of the following conditions:

        a. The Option Notice must be delivered to Landlord prior to the earlier of: (i) the ninetieth (90th) day after the Commencement Date, or (ii) the date upon which Landlord receives a Third Party Offer (as defined in Section 34 above) as to any of the Expansion Space(s), and,

        b. The effective date for the lease of the Option Space(s) shall be the earlier to occur of: (i) November 1, 1999, or (ii) the date upon which Tenant accepts possession of the Option Space(s), and,

        c. If Tenant shall have defaulted with respect to any of the terms and conditions of the Lease, and such default is beyond the expiration of any applicable cure period as of the date Tenant exercises said option, then this paragraph shall be void and of no further force and effect, and,

        d. The right granted herein is personal to the original Tenant executing this Lease, and notwithstanding anything to the contrary in the Lease, the rights contained in this paragraph are not assignable or transferable by such original Tenant, and,

        e. Landlord grants the rights contained in this paragraph in consideration of Tenant's strict compliance with the provisions hereof, including without limitation, the manner of timing and exercise of such right, and,

        f. Tenant shall execute a lease amendment which adds the Option Space(s) to the Premises not later than five (5) business days following its receipt thereof, and,

        g. In the event Tenant does not deliver an Option Notice within the time period set forth in Section 35.a. above, or does not execute a lease amendment within the time period provided in Section 35.f. above, then all of Tenant's rights pursuant to this paragraph shall lapse and forever terminate.

36.  OPTION TO EXTEND TERM.

        a. Option. Tenant shall have the right to extend the initial term hereof for One (1) additional consecutive period of Sixty (60) months ("Option Period"), commencing immediately upon the expiration of the initial term hereof, upon the same terms and conditions as are stated in this Lease except for base rent. Following the exercise of the option with respect to the Option Period, Tenant shall have no further right to extend the term. Tenant's exercise of said option shall be subject to all of the following conditions:

            (i) Tenant shall exercise said option by written notification to Landlord no later than Six (6) months prior to the expiration of the initial term.

            (ii) The option granted in this Section is personal to the original Tenant executing this Lease document, and notwithstanding anything to the contrary contained in the Lease, the rights contained herein are not assignable or transferable by such original named Tenant, except that such rights shall be deemed transferred to the beneficiary of a "Permitted Transfer" as defined in
Section 14 above.

            (iii) Landlord grants the rights contained in this Section to Tenant in consideration of Tenant's strict compliance with the provisions hereof, including manner of exercise of option.

            (iv) If Tenant shall have defaulted with respect to any of the terms and conditions of the Lease, and such default is beyond the expiration of any applicable cure period as of the date Tenant exercises said option, then this Section shall be void and of no further force and effect.

            (v) Time is of the essence regarding the timeliness of exercise of the option set forth in this Section, so that if the option is not exercised within the time period specified in subpart (a)(i) of this Section it shall lapse and be null and void.

      (b) Base Monthly Rent Applicable at Beginning of Option Period. Effective as of the first day of the Option Period, the base monthly rent, exclusive of Tenant's share of Direct Expenses set forth in Article 8, shall be increased to the greater of the following:

            (i) One Hundred Three Percent (103%) of the monthly rent in effect at the end of the initial term of this Lease, or

            (ii) The square footage of the Premises multiplied by the average per-square-foot monthly rental rate contained in all new leases that shall have been executed with respect to comparable space within the Building within the ninety (90) days immediately preceding the commencement of the Option Period
(or within the one hundred twenty (120) days immediately preceding the commencement of the Option Period if no such leases have been executed within the ninety (90) days immediately preceding the commencement of the Option Period); or if no such leases have been executed, the then rental rate being quoted by Landlord for comparable space in the Building. For purposes of this
Section 36.b.(ii), "comparable space" shall refer to premises that are on the seven (7) uppermost floors of the Building, and that also have tenant improvements, and durations of lease terms, comparable to those in the Premises.

      (c) Option Period Tenant Improvements. If, at the time that Tenant notifies Landlord of its intent to exercise said option to extend the term, Tenant also requests that Landlord perform tenant improvements within the Premises, Landlord and Tenant shall negotiate in good faith regarding the scope of work and the costs thereof to be paid by Tenant, pursuant to plans and specifications approved by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this instrument as of the date first stated above.


LANDLORD:                           TENANT:

1330 BROADWAY                       CYBERGOLD, INC., a California corporation


By: /s/ MYRON ZIMMERMAN             By: /s/ A. NATHANIEL GOLDHABER
    --------------------------          -------------------------------------
        Myron Zimmerman

                                    Print Name: A. Nathaniel Goldhaber
                                                -----------------------------

                                    Title: CEO
                                           ----------------------------------

                                    By: /s/ STEVE FARBER
                                        -------------------------------------

                                    Print Name: Steve Farber
                                                -----------------------------

                                    Title: COO
                                           ----------------------------------

                                   EXHIBIT A
                             RULES AND REGULATIONS
                             1330 BROADWAY BUILDING


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any windows.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all such moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to property distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving



                                                                  --------------
                                                                  Please Initial
     or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Tenant shall be permitted the use of two (2) portable microwave ovens for the use of its employees.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced and connected to Landlord's cabling and ancillary equipment. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. The introduction of Intrabuilding Network Cabling for Tenant's telecommunications service shall be performed by Landlord, or Landlord's designated contractor, at Tenant's sole cost and expense.

11. On Sundays and legal holidays, and on other days between 6:00 PM and 7:30 AM the following day, access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No coin-operated vending machines, or machines inconsistent with the permitted use of the Premises, shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.



                                                                  --------------
                                                                  Please Initial

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

19. Tenant agrees to place a plastic protective-type mat under all rolling chairs in Tenants Premises. Said mats shall be paid for by Tenant and placed under chairs immediately upon occupancy.

20. No bicycles shall be permitted in the lobby, elevators, stairways, hallways or any other part of the Building, except in designated areas in the parking garage.

                                   EXHIBIT B
                                CYBERGODL, INC.
                                 1330 BROADWAY
                                   SUITE 1200

             Construction obligations to be performed by Landlord:

1.  Touch up paint;

2.  Repair broken ceiling tiles;

3.  Shampoo carpet;

4.  Stretch carpet as needed.






                                [CYBERGOLD MAP]









EXHIBIT B - PAGE 1 OF 2

                                   EXHIBIT B
                                CYBERGOLD, INC.
                                 1330 BROADWAY
                                   SUITE 515

             Construction obligations to be performed by Landlord:

1.  Touch up paint;

2.  Repair ceiling tiles where needed;

3.  Shampoo carpet.




                             [CYBERGOLD, INC. MAP]










EXHIBIT B - PAGE 2 OF 2

                                   EXHIBIT C

                         ACKNOWLEDGMENT OF COMMENCEMENT

1.1 (a)   Landlord: 1330 BROADWAY

    (b)   Tenant    CYBERGOLD, INC., A CALIFORNIA CORPORATION

1.2  Location of Premises:    1330 Broadway, Suite 1200
                              Oakland, California 94612

1.3  Date of Acceptance:_______________________________________________________

1.4  Term Commencement Date:___________________________________________________

1.5  Rent Commencement Date:___________________________________________________

     The above terms are incorporated into this Acknowledgment of Commencement as indicated above and referenced herein.

     This Acknowledgment of Commencement is made with reference to that certain lease agreement (the "Lease") between the party designated in Section 1.1(a) as Landlord ("Landlord") and the party designated in Section 1.1(b) hereof as Tenant ("Tenant") dated as of July 15, 1999, regarding the certain premises generally located as set forth in Section 1.2 hereof all as is more particularly set forth in the Lease (the "Premises"). Tenant certifies to Landlord and the holders of any indebtedness secured by the Building the following:

2.1  Tenant accepted possession of the Premises on the date set forth in
Section 1.3 and acknowledges that the Premises are as represented by Landlord and in good and sanitary order, condition and repair; and that the improvements, if any, required to be constructed for Tenant by Landlord under the Lease have been constructed and are satisfactorily completed in all respects.

2.2 That all conditions of the Lease to be performed by Landlord as a prerequisite to its full effectiveness, except punchlist items per Exhibit B to the Lease, have been satisfied and that Landlord has fulfilled all its duties of an inducement nature.

2.3 That the Commencement Date of the term is as set forth in Section 1.4 hereof.

2.4 That the Lease is in full force and effect and the same represents the entire agreement between Landlord and Tenant concerning the Premises.

2.5 That there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord and no offsets or credits against rental.

2.6 That the minimum rental obligation of said Lease shall be presently in effect and that all rentals, charges and other obligations on the part of

Tenant under the Lease commenced to accrue on the date specified in Section 1.5.

2.7 That the undersigned Tenant has not made any prior assignment, hypothecation, or pledge of said Lease or the rents thereunder.

LESSEE:  CYBERGOLD, INC., a California corporation



By:
-----------------------------------------


Print Name:
-----------------------------------------


Title:
-----------------------------------------



                                       2